UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 13, 2007
                        (Date of earliest event reported)

                                 vFINANCE, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                     1-11454-03                  58-1974423
(State or Other Jurisdiction of   (Commission File No.)       (IRS Employer
       Incorporation)                                        Identification No.)

                      3010 North Military Trail, Suite 300
                            Boca Raton, Florida 33431
                    (Address of Principal Executive Offices)

                                 (561) 981-1000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.


     As previously described in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, the Company recorded adjustments as a result of comments from the staff of the Securities and Exchange Commission ("SEC") to reclassify marketable securities received as compensation for investment banking services from "trading securities" to "available-for-sale" securities, effective January 1, 2002 as part of a restatement. As a result of this reclassification, non-cash unrealized gains and losses related to the securities classified as available-for-sale were reclassified from the determination of net income (loss) to accumulated other comprehensive income (loss), a component of stockholders' equity.

     On November 12, 2007, after reconsidering the adjustments to the financial statements described in the previous paragraph, management determined that the reclassification originally suggested by the staff of the SEC should not have been made and, as a result, the Company revised the previously restated financial statements as of and for the years ended December 31, 2006, 2005, 2004 and 2003. The Chief Financial Officer of the Company discussed the restatement with the Company's independent auditors. As a consequence of reverting to the financial statement presentation used by the Company prior to the restatement, securities received as compensation for investment banking services have been classified as "marketable securities" or "not readily marketable securities," as appropriate, with realized and unrealized gains and losses related to these securities included in the determination of net income (loss) in the consolidated statements of operations.

     As a result of the foregoing, we intend to file our December 31, 2007 Annual Report on Form 10-K with restated financial statements and revised disclosures for the fiscal periods covered by that report.

     The specific effect of this revision on our annual consolidated statements of operations for the years ended December 31, 2006, 2005, 2004 and 2003 will be as follows:

Net Effect of Restatement Revision on Statements of Operations
(In thousands, except per share amounts)                   2006             2005             2004            2003
                                                      ---------------- ---------------- --------------- ---------------

Net income (loss), as reported                             $ (2,133.5)      $   (999.6)      $ 2,414.8      $    320.4
Net effect of adjustments - decrease in Success
  fee revenue                                                   (56.8)          (244.5)         (170.7)         (123.6)
                                                      ---------------- ---------------- --------------- ---------------

Net income (loss), as restated                             $ (2,190.3)      $ (1,244.1)      $ 2,244.1      $    196.8
                                                      ================ ================ =============== ===============

Net income (loss) per share - basic, as reported           $    (0.04)      $    (0.02)      $    0.07      $     0.01
Net effect of adjustments                                  $        -       $    (0.01)      $       -      $        -
                                                      ---------------- ---------------- --------------- ---------------

Net income (loss) per share - basic, as restated           $    (0.04)      $    (0.03)      $    0.07      $     0.01
                                                      ================ ================ =============== ===============
Wt. avg. shares outstanding - basic                          48,714.8         40,049.7        33,773.3        26,609.1
                                                      ================ ================ =============== ===============

Net income (loss) per share - diluted, as reported         $    (0.04)      $    (0.02)      $    0.07      $     0.01
Net effect of adjustments                                  $        -       $    (0.01)      $   (0.01)     $        -
                                                      ---------------- ---------------- --------------- ---------------

Net income (loss) per share - diluted, as restated         $    (0.04)      $    (0.03)      $    0.06      $     0.01
                                                      ================ ================ =============== ===============
Wt. avg. shares outstanding - diluted                        48,714.8         40,049.7        35,840.2        29,963.4
                                                      ================ ================ =============== ===============

     The specific effect of this revision on our unaudited condensed consolidated statements of operations for the quarterly periods ended March 31, 2007 and June 30, 2007 will be as follows:


Net Effect of Restatement Revision on Statements of Operations
(In thousands, except per share amounts)
                                                         3 mos. ended     3 mos. ended    6 mos. ended
                                                         March 31, 2007   June 30, 2007   June 30, 2007
                                                         (Unaudited)      (Unaudited)     (Unaudited)
                                                         --------------------------------------------

Net income (loss), as reported                               $     37.8     $  (129.9)  $      (92.1)
Net effect of adjustments - increase (decrease)
  in Success fee revenue                                            1.7         (97.1)         (95.4)
                                                         --------------- ------------- --------------

Net income (loss), as restated                               $     39.5     $  (227.0)  $     (187.5)
                                                         =============== ============= ==============

Net income (loss) per share - basic, as reported             $        -     $       -   $          -
Net effect of adjustments                                    $        -     $       -   $          -
                                                         --------------- ------------- --------------

Net income (loss) per share - basic, as restated             $        -     $       -   $          -
                                                         =============== ============= ==============
Wt. avg. shares outstanding - basic                            54,579.9      54,679.9       54,630.2
                                                         =============== ============= ==============

Net income (loss) per share - diluted, as reported           $        -     $       -   $          -
Net effect of adjustments                                    $        -     $       -   $          -
                                                         --------------- ------------- --------------

Net income (loss) per share - diluted, as restated           $        -     $       -   $          -
                                                         =============== ============= ==============
Wt. avg. shares outstanding - diluted, as reported             56,125.1      54,679.9       54,630.2
                                                         =============== ============= ==============

     This revision will not affect our total shareholders' equity, but will result in a reclassification of previously reported accumulated other comprehensive loss to accumulated deficit in our consolidated statements of financial condition and consolidated statements of shareholders' equity as follows (in thousands):


                      Accumulated Deficit                                          Accumulated Other Comprehensive Loss
                  ------------------------------------------------------------  ----------------------------------------------------
                                    Current                                                   Current
                                    period       Cumulative                                   period        Cumulative
                                    effect of    effect of                                    effect of     effect of
                                    restate-     restate-                                     restate-      restate-       Restated
                                    ment         ment           Restated and         As       ment          ment             and
                  As reported       revision     revision       Revised           reported    revision      revision       Revised
                  --------------- ------------ ------------  -----------------  ------------ -----------   -----------  ------------

December 31, 2003    $ (23,431.2)     $(123.6)     $(170.5)       $ (23,601.7)      $(170.5)     $123.6       $ 170.5           $ -
December 31, 2004    $ (21,016.4)     $(170.7)     $(341.2)       $ (21,357.6)      $(341.2)     $170.7       $ 341.2           $ -
December 31, 2005    $ (22,016.0)     $(244.5)     $(585.7)       $ (22,601.7)      $(585.7)     $244.5       $ 585.7           $ -
December 31, 2006    $ (24,149.5)      $(56.8)     $(642.5)       $ (24,792.0)      $(642.5)     $ 56.8       $ 642.5           $ -
   March 31, 2007    $ (24,111.7)       $ 1.7      $(640.8)       $ (24,752.5)      $(640.8)     $ (1.7)      $ 640.8           $ -
    June 30, 2007    $ (24,241.6)      $(97.1)     $(737.9)       $ (24,979.5)      $(737.9)     $ 97.1       $ 737.9           $ -


     This revision will affect neither the net change in cash nor net cash provided by (used in) financing activities in our consolidated statements of cash flows. However, net cash provided by (used in) operating activities will increase and net cash provided by (used in) investing activities will decrease in our consolidated statements of cash flows as follows (in thousands):

                                                   Cash Provided by (Used in) Operating               Cash Provided by (Used in)
                                                                Activities                              Investing Activities
                                                   ---------------------------------------------------------------------------------
                                                                  Effect of                                   Effect of
                                                                   restate-      Restated                     restate-     Restated
                                                         As          ment          and             As           ment          and
                                                     reported      revision      Revised        Reported      revision      Revised
                                                   -------------  -----------  -------------  ------------  ------------  ----------
          For the six months ended June 30, 2007        $ 998.2        $47.2      $ 1,045.4        $ (6.1)       $(47.2)     $(53.3)
       For the three months ended March 31, 2007      $ 1,116.1        $12.7      $ 1,128.8       $ (10.2)       $(12.7)     $(22.9)

            For the year ended December 31, 2006        $ (55.6)      $426.5        $ 370.9        $ 41.9       $(426.5)    $(384.6)
            For the year ended December 31, 2005        $(708.5)       $35.2        $(673.3)      $ (90.5)       $(35.2)    $(125.7)
            For the year ended December 31, 2004      $ 1,409.8       $268.6      $ 1,678.4        $ 79.0       $(268.6)    $(189.6)

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     vFINANCE, INC.



                                       By:       /s/ Leonard J. Sokolow
                                                 ----------------------------
                                       Name:   Leonard J. Sokolow
                                       Title:    Chief Executive Officer


Date:   November 13, 2007